SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2009

                            COLONIAL BANKSHARES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                        0-51385                 90-0183739
----------------------------     ---------------------     --------------------
(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)


2745 S. Delsea Drive, Vineland, New Jersey                        08360
--------------------------------------------                    ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (856) 205-0058
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant's Certifying Accountant
               ---------------------------------------------

     On October 1, 2009, Colonial Bankshares, Inc. (the "Company") was notified that the audit practice of Beard Miller Company LLP ("Beard"), an independent registered public accounting firm, was combined with ParenteBeard LLC ("ParenteBeard") in a transaction pursuant to which Beard combined its operations with ParenteBeard and certain of the professional staff and partners of Beard joined ParenteBeard either as employees or partners of ParenteBeard. On October 1, 2009, Beard resigned as the auditors of the Company and, with the approval of the Audit Committee of the Company's Board of Directors, ParenteBeard was engaged as its independent registered public accounting firm.

     During the years ended December 31, 2008 and 2007 and the subsequent interim period through October 1, 2009, the Company did not consult with ParenteBeard regarding any item requiring disclosure under Item 304(a)(2).

     The report of independent registered public accounting firm of Beard regarding the Company's financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2008 and 2007, and during the interim period from the end of the most recently completed fiscal year through October 1, 2009, the date of resignation, there were no (1) disagreements with Beard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard would have caused it to make reference to such disagreement in its reports or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Beard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Beard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 1, 2009, is filed as Exhibit 16 to this Current Report on Form 8-K, and is incorporated by reference herein.



Item 9.01      Financial Statements and Exhibits
               ---------------------------------

     (d)       Exhibits

     Exhibit No.         Description
     ----------          -----------

     16                  Letter regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           COLONIAL BANKSHARES, INC.



DATE: October 1, 2009                 By:  /s/ Edward J. Geletka
                                           -------------------------------------
                                           Edward J. Geletka,
                                           President and Chief Executive Officer